Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
As a result of its limited partnership structure, EQM is not subject to federal and state income taxes. For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated by EQM flow through to EQM's unitholders; accordingly, EQM does not record a provision for income taxes. ROM, Strike Force and Rice WV were all single-member limited liability companies and wholly-owned subsidiaries of a multi-member LLC and were not subject to federal income tax.
As discussed in Note 2, the October 2016 Acquisition and NWV Gathering Acquisition were transactions between entities under common control for which the combined financial statements of EQM have been retrospectively recast to reflect the combined entities. Accordingly, the income tax effects associated with these operations prior to acquisition are reflected in the combined financial statements as they were previously part of EQT's consolidated federal tax return. EQT's consolidated federal income tax was allocated among the group's members on a separate return basis with tax credits allocated to the members generating the credits. During the years ended December 31, 2016 and 2015, net current and deferred income tax liabilities of approximately $94.0 million and $84.4 million, respectively, were eliminated through equity related to AVC, Rager, the Gathering Assets and NWV Gathering.
The components of income tax expense (benefit) for the years ended December 31, 2016 and 2015 are as follows:

	Years Ended December 31,
	2016	2015
	(Thousands)
Current:
Federal	$886	$12,960
State	487	985
Subtotal	1,373	13,945
Deferred:
Federal	8,302	(30,931)
State	472	245
Subtotal	8,774	(30,686)
Total	$10,147	$(16,741)

Income tax expense (benefit) differed from amounts computed at the federal statutory rate of 35% on pre-tax book income from continuing operations as follows:

	Years Ended December 31,
	2016	2015
	(Thousands)
Tax at statutory rate	$191,835	$153,435
Partnership income not subject to income taxes	(182,455)	(135,324)
State income taxes	623	800
Regulatory assets	132	(35,685)
Other	12	33
Income tax expense (benefit)	$10,147	$(16,741)

Effective tax rate	1.9%	(3.8)%

For the year ended December 31, 2015, a tax benefit was realized by EQT in connection with a partial like-kind exchange of assets that resulted in tax deferral for EQT associated with AVC. The deferred taxes were eliminated through equity in 2016 along with the other current and deferred taxes associated with the October 2016 Acquisition. The fluctuations in income tax expense resulted primarily from the tax benefit realized by EQT in 2015 and the change in the tax status of AVC, Rager and the Gathering Assets in 2016 and NWV Gathering in 2015.
EQM's historical uncertain tax positions related to the October 2016 Acquisition and NWV Gathering Acquisition were immaterial. EQT has indemnified EQM from and against any losses suffered or incurred by EQM and related to or arising out of or in connection with any federal, state or local income tax liabilities attributable to the ownership or operation of EQM's assets prior to the acquisition of such assets from EQT. Therefore, EQM does not anticipate any future liabilities arising from the historical deferred tax liabilities.